UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MICT, INC.
(Name of Registrant as Specified in its Charter)

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MICT, INC.
28 West Grand Avenue, Suite 3
Montvale, New Jersey 07645

To the Stockholders of MICT, Inc.:

You are cordially invited to attend the 2021 annual meeting of stockholders (the “Annual Meeting”) of MICT, Inc. (the “Company”) to be held on December 21, 2021 at 11 a.m., New York Time. The formal meeting notice and proxy statement for the Annual Meeting are attached.

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Annual Meeting online, vote and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/MICT2021AM. We are pleased to utilize the virtual stockholder meeting technology to (i) provide ready access and cost savings for our stockholders and the company, [and (ii) to promote social distancing pursuant to guidance provided by the Center for Disease Control and the U.S. Securities and Exchange Commission due to the novel coronavirus. The virtual meeting format allows attendance from any location in the world.]

Even if you are planning on attending the Annual Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Annual Meeting. Instructions on voting your shares are on the proxy materials you received for the Annual Meeting. Even if you plan to attend the Annual Meeting online, it is strongly recommended you complete and return your proxy card before the Annual Meeting date, to ensure that your shares will be represented at the Annual Meeting if you are unable to attend.

The purpose of the Annual Meeting is to consider and vote upon the following proposals:

1.	To elect four directors to serve on the Company’s Board of Directors (the “Board”) until the 2022 annual meeting of stockholders or until their successors are elected and qualified;

2.	To ratify the selection by our audit committee of Friedman LLP (“Friedman”) to serve as our independent registered public accounting firm for the year ending December 31, 2021;

3.	To approve an amendment to the 2020 Equity Incentive Plan of MICT (the “2020 Plan”) to increase the number of shares of common stock authorized to be issued pursuant to the 2020 Plan from 16,000,000 to 20,000,000; and

4.	To approve an increase in the authorized shares of the Company’s common stock from 250,000,000 shares to 425,000,000 shares.

5.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES, “FOR” THE RATIFICATION OF FRIEDMAN LLP TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM “FOR” THE 2020 EQUITY INCENTIVE PLAN AUTHORIZED SHARE INCREASE AND “FOR” THE INCREASE IN THE AUTHORIZED SHARES OF THE COMPANY.

The Board has fixed the close of business on November 5, 2021 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the proxy statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.

By Order of the Board,

/s/ Darren Mercer
Chief Executive Officer and Director

This proxy statement is dated November 9, 2021
and is being mailed with the form of proxy on or shortly after November 9,2021.

IMPORTANT

Whether or not you expect to attend the Annual Meeting, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting or vote online at the Annual Meeting.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors unless you direct the nominee holder how to vote, by returning your proxy card or by following the instructions contained on the proxy card or voting instruction form, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

MICT, INC.
28 West Grand Avenue, Suite 3
Montvale, New Jersey 07645
NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 21, 2021

To the Stockholders of MICT, Inc.:

NOTICE IS HEREBY GIVEN that the 2021 annual meeting of stockholders (the “Annual Meeting”) of MICT, Inc., a Delaware corporation (the “Company”), will be held on Tuesday, December 21, 2021 at 11 a.m., New York Time, as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Annual Meeting via a live webcast available at www.virtualshareholdermeeting.com/MICT2021AM. The Annual Meeting will be held for the sole purpose of considering and voting upon the following proposals:

1.	To elect four directors to serve on the Company’s Board of Directors (the “Board”) until the 2022 annual meeting of stockholders or until their successors are elected and qualified;

2.	To ratify the selection by our audit committee of Friedman LLP (“Friedman”) to serve as our independent registered public accounting firm for the year ending December 31, 2021;
3.	To approve an amendment to the 2020 Equity Incentive Plan of MICT (the “2020 Plan”) to increase the number of shares of common stock authorized to be issued pursuant to the 2020 Plan from 16,000,000 to 20,000,000;

4.	To approve an increase in the authorized shares of the Company’s common stock from 250,000,000 shares to 425,000,000 shares; and
5.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Only stockholders of record of the Company as of the close of business on November 5, 2021 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Each share of common stock entitles the holder thereof to one vote.

Your vote is important. Proxy voting permits stockholders unable to attend the Annual Meeting to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card, or submit your proxy by telephone, fax, or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Annual Meeting by following the instructions included in this proxy statement and on the proxy card.

Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date to ensure that your shares will be represented at the Annual Meeting if you are unable to attend. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. You may also access our proxy materials at the following website: www.proxyvote.com.

By Order of the Board,

/s/ Darren Mercer
Chief Executive Officer and Director

ANNEX A: Certificate of Amendment Relating to the Increase in Authorized Shares of the Company’s Common Stock

i

MICT, INC.
28 West Grand Avenue, Suite 3
Montvale, New Jersey 07645

PROXY STATEMENT
2021 ANNUAL MEETING OF STOCKHOLDERS
To be held on Monday, December 21, 2021, at 11 a.m., New York Time

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why did you send me this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or “Board”) of MICT, Inc., a Delaware corporation (the “Company,” “we,” us,” and “our”), for use at the annual meeting of stockholders (the “Annual Meeting”) to be held on Monday, December 21, 2021 at 11 a.m., New York Time, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting. This proxy statement and the enclosed proxy card were first sent to the Company’s stockholders on or about November 9, 2021.

What is included in these materials?

These materials include:

●	This Proxy Statement for the Annual Meeting; and

●	The Company’s Annual Report on Form 10-K for the year ended December 31, 2020, as filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2021.

What proposals will be addressed at the Annual Meeting?

Stockholders will be asked to consider the following proposals at the Annual Meeting:

1.	To elect four directors to serve on the Company’s Board of Directors (the “Board”) until the 2022 annual meeting of stockholders or until their successors are elected and qualified;

2.	To ratify the selection by our audit committee of Friedman LLP (“Friedman”) to serve as our independent registered public accounting firm for the year ending December 31, 2021;

3.	To approve an amendment to the 2020 Equity Incentive Plan of MICT (the “2020 Plan”) to increase the total number of shares of common stock authorized to be issued from 16,000,000 to 20,000,000; and

4.	To approve an increase in the authorized shares of the Company’s common stock from 250,000,000 shares to 425,000,000 shares; and

5.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

We will also consider any other business that properly comes before the Annual Meeting.

How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that all stockholders vote “FOR” the director nominees, “FOR” the ratification of the selection of Friedman as our independent registered public accounting firm, “FOR” the 2020 Equity Incentive Plan authorized share increase and “FOR” the increase in authorized shares of the Company’s common stock.

Who may vote at the Annual Meeting of stockholders?

Stockholders who owned shares of the Company’s common stock, par value $0.001 per share, as of the close of business on November 5, 2021 are entitled to vote at the Annual Meeting. As of the Record Date, there were 122,435,576 shares of common stock issued and outstanding.

How many votes must be present to hold the Annual Meeting?

Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting and vote online, if you properly submit your proxy or if your shares are registered in the name of a bank or brokerage firm and you do not provide voting instructions and such bank or broker casts a vote on the ratification of our independent registered public accounting firm. On November 5, 2021, there were 122,435,576 shares of common stock outstanding and entitled to vote. In order for us to conduct the Annual Meeting, a majority of the voting power of our outstanding shares of common stock entitled to vote at the Annual Meeting must be present at the Annual Meeting. This is referred to as a quorum. Consequently, 122,435,576 shares of common stock must be present at the Annual Meeting to constitute a quorum.

How many votes do I have?

Each share of common stock is entitled to one vote on each matter that comes before the Annual Meeting. Information about the stock holdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Security Ownership of Certain Beneficial Owners and Management.”

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Worldwide Stock Transfer, LLC, you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

What is the proxy card?

The proxy card enables you to appoint Darren Mercer, our Chief Executive Officer, as your representative, at the Annual Meeting. By completing and returning the proxy card, you are authorizing Mr. Mercer to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

If I am a stockholder of record of the Company’s shares, how do I vote?

There are two ways to vote:

●	Online. If you are a stockholder of record, you may vote online at the Annual Meeting.

●	By Mail. You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

If I am a beneficial owner of shares held in street name, how do I vote?

There are three ways to vote:

●	Online at the Annual Meeting. If you are a beneficial owner of shares held in street name and you wish to vote online at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

●	By mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

●	By telephone or over the Internet. You may vote by proxy by submitting your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm. Accordingly, at the Annual Meeting, your shares may only be voted by your brokerage firm for the ratification of our independent registered public accounting firm.

Brokers are prohibited from exercising discretionary authority on non-routine matters. The election of a director and the selection of the frequency of an advisory vote on the compensation of a company’s named executive officers are considered non-routine matters, and therefore brokers cannot exercise discretionary authority regarding these proposals for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). In the case of broker non-votes, and in cases where you abstain from voting on a matter when present at the Annual Meeting and entitled to vote, those shares will still be counted for purposes of determining if a quorum is present.

What vote is required to elect directors?

Directors are elected by a plurality of the votes of the holders of common stock cast at the Annual Meeting. Abstentions will have no effect on this proposal, assuming that a quorum of the holders of common stock is present.

What vote is required to ratify the selection by our audit committee of Friedman as our independent registered public accounting firm?

Approval of the proposal to ratify the selection of Friedman as our independent registered public accounting firm requires the affirmative vote of the majority of the votes cast by the holders of common stock present online or represented by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have no effect on this proposal, assuming that a quorum of the holders of common stock is present.

What vote is required to approve an amendment to the 2020 Plan to increase the total number of shares of common stock authorized to be issued from 16,000,000 to 20,000,000?

Approval of the proposal to amend the 2020 Plan to increase the total number of shares of common stock authorized to be issued from 16,000,000 to 20,000,000 requires the affirmative vote of the majority of the votes cast by the holders of common stock present online or represented by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have no effect on this proposal, assuming that a quorum of the holders of common stock is present.

What vote is required to approve an increase in the authorized shares of the Company’s common stock from 250,000,000 to 425,000,000?

Approval of the proposal to amend the Company’s certificate of incorporation to increase its authorized shares of common stock from 250,000,000 to 425,000,000 requires the affirmative vote of the majority of the votes cast by the holders of common stock present online or represented by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have no effect on this proposal, assuming that a quorum of the holders of common stock is present.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again by signing and returning a new proxy card or vote instruction form with a later date or by attending the Annual Meeting and voting online if you are a stockholder of record. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Secretary at 28 West Grand Avenue, Suite 3, Montvale, New Jersey 07645 a written notice of revocation prior to the Annual Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, your shares will be voted “FOR” each of the director nominees, “FOR” the ratification of the selection of Friedman as our independent registered public accounting firm “FOR” the 2020 Equity Incentive Plan authorized share increase and “FOR” an increase of the authorized shares of the Company’s common stock.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Who bears the cost of soliciting proxies?

The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts.

Who can help answer my questions?

You can contact our Controller, Moran Amran at (972) 9-8809935 , by email moran@mict-inc.com or by sending a letter to Ms. Amran at the offices of the Company at 28 West Grand Avenue, Suite 3, Montvale, New Jersey, 07645 with any questions about the proposals described in this proxy statement or how to execute your vote.

THE ANNUAL MEETING

We are furnishing this proxy statement to you as a stockholder of MICT, Inc. as part of the solicitation of proxies by our Board for use at our Annual Meeting to be held on Tuesday, December 21, 2021, or any adjournment or postponement thereof.

Date, Time, Place and Purpose of the Annual Meeting

The Annual Meeting will be held on Tuesday, December 21, 2021, at 11 a.m., New York Time as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Annual Meeting via a live webcast available at www.virtualshareholdermeeting.com/MICT2021AM. You are cordially invited to attend the Annual Meeting, at which stockholders will be asked to consider and vote upon the following proposals, which are more fully described in this proxy statement:

1.	To elect four directors to serve on the Company’s Board of Directors (the “Board”) until the 2022 annual meeting of stockholders or until their successors are elected and qualified;

2.	To ratify the selection by our audit committee of Friedman LLP (“Friedman”) to serve as our independent registered public accounting firm for the year ending December 31, 2021;

3.	To approve an amendment to the 2020 Equity Incentive Plan of MICT (the “2020 Plan”) to increase the total number of shares of common stock authorized to be issued from 16,000,000 to 20,000,000;

4.	To approve an increase in the authorized shares of the Company’s common stock from 250,000,000 shares to 425,000,000 shares; and

5.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Record Date, Voting and Quorum

Our Board fixed the close of business on November 5, 2021, as the Record Date for the determination of holders of our outstanding common stock entitled to notice of and to vote on all matters presented at the Annual Meeting. As of the record date, there were 122,435,576 shares of common stock issued and outstanding and entitled to vote. Each share of common stock entitles the holder thereof to one vote.

For each proposal, the holders of 122,435,576 shares of common stock, present virtually or represented by proxy, constitutes a quorum.

Required Vote

The affirmative vote of a plurality of the votes cast by the holders of common stock at the Annual Meeting by the stockholders present virtually or represented by proxy is required to elect the director nominees.

The approval of the proposal to ratify the selection of Friedman as our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast by the holders of common stock, present virtually or represented by proxy at the Annual Meeting.

The approval of the amendment to the 2020 Plan to increase the total number of shares of common stock authorized to be issued from 16,000,000 to 20,000,000 requires the affirmative vote of a majority of the votes cast by the holders of common stock, present virtually or represented by proxy at the Annual Meeting.

The approval of the amendment to the Company’s certificate of incorporation to increase its authorized shares of common stock from 250,000,000 to 425,000,000.

Voting

You can vote your shares at the Annual Meeting by proxy or online.

You can vote by proxy by having one or more individuals who will be at the Annual Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Annual Meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate Darren Mercer, Chief Executive Officer, to act as your proxy at the Annual Meeting. He will then vote your shares at the Annual Meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) or postponement(s) of the Annual Meeting.

Alternatively, you can vote your shares online by attending the Annual Meeting. While we know of no other matters to be acted upon at this year’s Annual Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with the best judgment of Mr. Mercer.

A special note for those who plan to attend the Annual Meeting and vote online: if your shares are held in the name of a broker, bank or other nominee, you must either direct the record holder of your shares to vote your shares or obtain a legal proxy from the record holder to vote your shares at the Annual Meeting.

Our Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Annual Meeting in the manner you direct. You may vote for or withhold your vote for each nominee or proposal or you may abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, shares of common stock will be voted “FOR” the election of the director nominees, “FOR” the ratification of the selection of Friedman as our independent registered public accounting firm, “FOR” the amendment to the 2020 Plan to increase the total number of shares of common stock authorized to be issued from 16,000,000 to [ ],“FOR” the amendment to the Company’s certificate of incorporation to increase its authorized shares of common stock from 250,000,000 to [ ], and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Annual Meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our Controller, Moran Amran at (972) 9-8809935.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Annual Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Annual Meeting. A proxy may be revoked by filing with our Secretary (MICT, Inc., 28 West Grand Avenue, Suite 3, Montvale, New Jersey 07645) either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (iii) by attending the Annual Meeting and voting online.

Simply attending the Annual Meeting will not constitute revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Annual Meeting

Only holders of common stock, their proxy holders and guests we may invite may attend the Annual Meeting. If you wish to attend the Annual Meeting virtually but you hold your shares through someone else, such as a broker, you must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding shares of common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals.

No Right of Appraisal

Neither Delaware law nor our amended and restated certificate of incorporation provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Other Business

We are not currently aware of any business to be acted upon at the Annual Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the Annual Meeting. If other matters do properly come before the Annual Meeting, or at any adjournment(s) or postponement(s) of the Annual Meeting, we expect that shares of our common stock, represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Offices

Our principal executive offices are located at MICT, Inc., 28 West Grand Avenue, Suite 3, Montvale, New Jersey 07645. Our telephone number at such address is (201) 225-0190.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Officers

The directors and executive officers of the Company are as follows:

Name	Age	Position
Darren Mercer	56	Chief Executive Officer and Director
Moran Amran	41	Controller
Robert John Benton	64	Director
John M. Scott	73	Director
Yehezkel (Chezy) Ofir	68	Director

The experience of our directors and executive officers are as follows:

Directors:

Darren Mercer. Mr. Mercer has served on our Board since November 2019 and was appointed as our Interim Chief Executive Officer in April 2020, and subsequently, our Chief Executive Officer. During the last five years, Mr. Mercer has served first as the Chief Executive Officer of BNN, and subsequently, as a director and Interim Chief Executive Officer of MICT. Mr. Mercer began his career as an investment banker in the 1980s, holding senior roles in institutional equity sales and corporate brokering at Henry Cooke Lumsden PLC and Albert E. Sharp LLC. In 2007, Mr. Mercer founded BNN and has served as its Chief Executive Officer since from its inception to October 2017. In February 2018, Mr. Darren accepted an invitation to serve as an executive director from the newly appointed board of directors of BNN led by Mark Hanson, former deputy CEO of the Hong Kong Stock Exchange. During his tenure, Mr. Mercer restructured BNN by disposing of various subsidiaries and seeking strategic business partners. Mr. Mercer founded Global Fintech and Global Fintech Holdings Ltd. (“GFH”) in October 2018 and November 2019, respectively and has served as director of both companies since their inception, and as a Director of Strategic Partnerships and Business Development and Executive Director since 2017. Since Mr. Mercer joined the MICT Board, he helped MICT achieve substantial fund raising and introduced significant new business opportunities to MICT. Mr. Mercer holds an MSI (DIP) qualification a BASc in Economics from the University of Manchester. We believe that Mr. Mercer is well-qualified to serve on the MICT Board due to his extensive financial services, operational, management and investment experience.

Yehezkel (Chezy) Ofir. Professor Ofir has served on the Board of MICT since April 2013. He was appointed as a director of Micronet in September 2012. Ofir has over 25 years of business consulting experience and served as a director at various companies, including as an external director of Adama Ltd (SZSE: 000553) from 2012 until 2015, a director at Shufersal Ltd. (TASE: SAE) from 2004 to 2010, Director at the Israeli Postal Bank Company as of 2014 and acting Chairman and director as of 2016 until 2017. A director at Soda Stream (NASDAQ: Soda) from 2016 to 2019. A director at Hadassah Medical Centers (Ein-Karem, Jerusalem) from 2015-Currently, and Micronet (TAS: MCRNT), from 2013-Currently. Mr. Ofir has served as a member of the board of directors at MICT Inc. (NASDAQ: MICT) since April 2013. Mr. Ofir is the Kmart Chair Professor and faculty member at the School of Business Administration, The Hebrew University of Jerusalem. Mr. Ofir holds a B.Sc. and M.Sc. in Engineering from Ben-Gurion University, M.Phil. and Ph.D. in Business Administration from Columbia University. We believe that Professor Ofir extensive experience in governance and in corporate business consulting makes him very well qualified to serve as a director of the Company.

Robert Benton. Mr. Benton has served on the Board of MICT since April 2021. Mr. Benton brings a wealth of experience from various prominent roles, including Clarksons, a FTSE 250 Company, where he was Chairman of the Board. In addition, Mr. Benton has held senior level management roles at various investment banks, including leadings banks such as Canaccord Adams, ABN AMRO and HSBC James Capel. Mr. Benton currently serves as the Deputy Chair of Everbright Securities Financial Holding Limited and sits on the board of directors for International Literacy Properties. Mr. Benton sits on the Advisory Committee for Nash & Co Capital, Ltd, which is an independent corporate finance and advisory company. Mr. Benton holds a degree in Politics and Economics from Exeter University. from the University of Chicago Law School, an M.P.P. from the Kennedy School of Government at Harvard University and an A.B. from Cornell University. He is a member of the New York Council on Foreign Relations. We believe that Mr. Benton’s broad and intimate familiarity with the financial industry and the depth and breadth of his professional experience make him suitable to serve as a director of the Company.

John M. Scott. Mr. Scott has served on our Board since November 2019. Mr. Scott began his career as a stockbroker in October 1970 with Charlton Seal Dimmock & Co. He became a Partner at the same firm in 1982 and subsequently a Director of Wise Speke Limited following a merger in 1990. In August 1994, he joined Albert E. Sharp LLP as a Director, where he remained until June 2007. In 2007, he joined WH Ireland Group Plc, a financial services company offering private wealth management, wealth planning and corporate broking services, where he oversaw the firm’s private client business in Manchester, U.K. until his retirement from his role as an Executive Director from WH Ireland’s Board of Directors in 2013. Mr. Scott currently serves as a consultant to WH Ireland. Mr. Scott holds a BSc in Economics from the University of London. We believe that Mr. Scott is qualified to serve on our Board because of his accounting expertise and his experience serving as an officer and director of public and private companies.

Officers:

Moran Amran. Mrs. Amran has been the Company’s Controller since 2011 and in January 2019 was appointed to serve as the Company’s principal financial officer. From 2010 until 2011, she served as Financial Controller of the Global Consortium on Security Transformation, a global homeland security organization. From 2006 until 2007, she served as an assistant accountant for Agan Chemicals Ltd. Mrs. Amran holds a B.A. in Accounting and Business Management from The College of Management Academic Studies in Rishon LeZion, Israel, obtained an MBA from The Ono Academic College in Kiryat Ono, Israel and is a certified public accountant in Israel.

Corporate Governance

Number and Terms of Officers and Directors

The current Board of Directors consists of Mr. Darren Mercer, Mr. John Scott, Mr. Robert Benton and Mr. Yehezkel (Chezy) Ofir.

Mr. Mercer, our Chief Executive Officer is not independent as that term is defined under the Nasdaq Listing Rules. Each of our directors, other than Mr. Mercer, qualify as “independent” under the Nasdaq Listing Rules, and SEC rules with respect to members of boards of directors and our Audit Committee, Compensation Committee and Corporate Governance/Nominating Committee, and otherwise meet the Nasdaq corporate governance requirements.

On April 12, 2021, Jeffrey P. Bialos tendered his resignation as a member of the Board of Directors of the Company, effective immediately. Mr. Bialos resigned to focus on other endeavors and not in connection with any disagreements with the Company. Effective April 12, 2021, the Board appointed Robert Benton to fill the vacancy created by the resignation of Jeffrey P. Bialos.

Also effective April 12, 2021, the Board appointed John Scott as the non-executive Deputy Chairman. Mr. Scott assumed his position as the non-executive Deputy Chairman the same day.

As of April 2, 2020, the Board does not have a chairman. Recognizing that the Board is composed almost entirely of outside directors, in addition to the Board’s strong committee system (as described more fully below), we believe this leadership structure is appropriate for the Company and allows the Board to maintain effective oversight of management.

Our board of directors has three standing committees: the Compensation Committee, the Audit Committee and the Corporate Governance/Nominating Committee.

Committee Membership, Meetings and Attendance

Each of the standing committees of the Board of Directors is comprised entirely of independent directors.

During the fiscal year ended December 31, 2020:

●	the Board acted by unanimous written consent in lieu of a meeting 11 times;

●	4 meeting of the audit committee was held;

●	3 meeting of the compensation committee was held; and

●	1 meeting of the corporate governance/nominating committee was held.

Each of our incumbent directors attended or participated in 100% of the meetings of the Board of Directors and the respective committees of which he is a member held during the period such incumbent director was a director during the fiscal year ended December 31, 2020.

We encourage all of our directors to attend our annual meetings of stockholders, although there is no formal requirement to do so. The following directors attended our 2020 Annual Meeting of Stockholders: Jeffrey P. Bialos, Darren Mercer, John M. Scott and Yehezkel (Chezy) Ofir.

Audit Committee

The members of our Audit Committee are Professor Ofir, Mr. Benton and Mr. Scott. Professor Ofir is the Chairman of the Audit Committee, and our board of directors has determined that Professor Ofir is an “Audit Committee financial expert” and that all members of the Audit Committee are “independent” as defined by the rules of the SEC and the Nasdaq rules and regulations. The Audit Committee operates under a written charter that is posted on our website at www.mict-inc.com. The primary responsibilities of our Audit Committee include:

●	appointing, compensating and retaining our registered independent public accounting firm;

●	overseeing the work performed by any outside accounting firm;

●	assisting the board of directors in fulfilling its responsibilities by reviewing: (1) the financial reports provided by us to the SEC, our stockholders or to the general public and (2) our internal financial and accounting controls; and

●	recommending, establishing and monitoring procedures designed to improve the quality and reliability of the disclosure of our financial condition and results of operations.

Compensation Committee

The members of our Compensation Committee are Professor Ofir, Mr. Benton and Mr. Scott. Professor Ofir is the Chairman of the Compensation Committee and our board of directors has determined that all of the members of the Compensation Committee are “independent” as defined by the rules of the SEC and Nasdaq rules and regulations. The Compensation Committee operates under a written charter that is posted on our website at www.mict-inc.com. The primary responsibilities of our Compensation Committee include:

●	reviewing and recommending to our board of directors of the annual base compensation, the annual incentive bonus, equity compensation, employment agreements and any other benefits of our executive officers;

●	administering our equity based compensation plans and exercising all rights, authority and functions of the board of directors under all of the Company’s equity compensation plans, including without limitation, the authority to interpret the terms thereof, to grant options thereunder and to make stock awards thereunder; and

●	annually reviewing and making recommendations to our board of directors with respect to the compensation policy for such other officers as directed by our board of directors.

The Compensation Committee meets, as often as it deems necessary, without the presence of any executive officer whose compensation it is then approving. Neither the Compensation Committee nor the Company engaged or received advice from any compensation consultant during 2020.

Corporate Governance/Nominating Committee

The members of our Corporate Governance/Nominating Committee are Professor Ofir, Mr. Benton and Mr. Scott. Professor Ofir is the Chairman of the Corporate Governance/Nominating Committee and our board of directors has determined that all of the members of the Corporate Governance/Nominating Committee are “independent” as defined by Nasdaq rules and regulations. The Corporate Governance/Nominating Committee operates under a written charter that is posted on our website at www.mict-inc.com. The primary responsibilities of our Corporate governance and Nominating Committee include:

●	assisting the board of directors in, among other things, effecting board organization, membership and function including identifying qualified board nominees; effecting the organization, membership and function of board of directors committees including composition and recommendation of qualified candidates; establishment of and subsequent periodic evaluation of successor planning for the Chief Executive Officer and other executive officers; development and evaluation of criteria for board membership such as overall qualifications, term limits, age limits and independence; and oversight of compliance with applicable corporate governance guidelines; and

●	identifying and evaluating the qualifications of all candidates for nomination for election as directors.

Potential nominees will be identified by the board of directors based on the criteria, skills and qualifications that will be recognized by the Corporate Governance/Nominating Committee. In considering whether to recommend any particular candidate for inclusion in the board of directors’ slate of recommended director nominees, our Corporate Governance/Nominating Committee will apply criteria including the candidate’s integrity, business acumen, knowledge of our business and industry, age, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. No particular criteria will be a prerequisite or will be assigned a specific weight, nor do we have a diversity policy. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will result in a well-rounded board of directors and allow the board of directors to fulfill its responsibilities.

There have not been any changes in our process for nominating directors.

Audit Committee Report*

The audit committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T. Additionally, the audit committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the audit committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

Submitted by:

Audit Committee of the Board of Directors
Yehezkel (Chezy) Ofir
Robert Benton

John M. Scott

*	The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the SEC and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, except for (i) the Form 4 filed by Moran Amran on August 28, 2020, (ii) the Form 4 filed by John McMillan Scott on July 7, 2020, (iii) the Form 4 filed by David Lucatz on March 10, 2020, July 6, 2020 August 31, 2020, (iv) the Form 4 filed by Jeffrey Bialos on March 10, 2020, July 6, 2020, August 28, 2020, August 31, 2020, December 30, 2020 and (v) the Form 4 filed by Yehezkel (Chezy) Ofir on March 3, 2020 and July 7, 2020, we believe that during fiscal year ended December 31, 2020, all filing requirements applicable to our officers, directors and ten percent beneficial owners were complied with.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that applies to our directors, executive officers and all of our employees. The Code of Business Conduct and Ethics is available on our website at www.mict-inc.com and we will provide, at no charge, persons with a written copy upon written request made to us.

Risk Oversight

The Board, including the Audit Committee and Compensation Committee, periodically reviews and assesses the significant risks to the Company. Our management is responsible for the Company’s risk management process and the day-to-day supervision and mitigation of risks. These risks include strategic, operational, competitive, financial, legal and regulatory risks. Our Board leadership structure, together with the frequent interaction between our directors and management, assists in this effort. Communication between our Board and management regarding long-term strategic planning and short-term operational practices include matters of material risk inherent in our business.

The Board plays an active role, as a whole and at the committee level in overseeing the management of the Company’s risks. Each of our Board committees is focused on specific risks within their areas of responsibility, but the Board believes that the overall enterprise risk management process is more properly overseen by all of the members of the Board. The Audit Committee is responsible for overseeing the management of financial and accounting risks. The Compensation Committee is responsible for overseeing the management of risks relating to executive compensation plans and arrangements. While each committee is responsible for the evaluation and management of such risks, the entire Board is regularly informed through committee reports. The Board incorporates the insight provided by these reports into its overall risk management analysis.

The Board administers its risk oversight responsibilities through the Chief Executive Officer and the Chief Financial Officer, who, together with management representatives of the relevant functional areas review and assess the operations of the Company as well as operating management’s identification, assessment and mitigation of the material risks affecting our operations.

COMMUNICATING WITH OUR BOARD OF DIRECTORS

Our Board will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate. Professor Ofir, our lead independent director, with the assistance of our outside counsel, is primarily responsible for monitoring communications from our stockholders and for providing copies or summaries to the other directors as he considers appropriate. Communications are forwarded to all directors if they relate to substantive matters and include suggestions or comments that Professor Ofir considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to our Board should address such communications to: MICT, Inc., c/o Moran Amran, Controller, at the address on the first page of this proxy statement.

Executive Compensation

The following information is furnished for the years ended December 31, 2019 and December 31, 2020 for the individuals listed on the table below, who are referred to as the named executive officers.

Name and Principal Position	Year	Salary (1)		Bonus (2)	Option Awards (3)	All Other Compensation (4)	Total
David Lucatz(5)	2019	$400,000	*	$36,250	$49,981	$21,666	$507,897
Former Chief Executive Officer and President	2020	$325,479		$8,750	$589,135	$6,141	$929,505

Darren Mercer	2020	$340,500		$795,000	$-	$93,881	$1,229,381
Chief Executive Officer (7)

Arie Rand (6)	2020	$113,049		$-	$-	$5,132	$118,181
Chief Financial Officer

Moran Amran	2019	$122,521		$15,887	$20,062	$19,123	$177,593
Controller	2020	$151,582		$35,732	$6,141	$14,456	$207,910

(1)	Salary paid partly in NIS and partly in U.S. dollars. The amounts are converted according to the average foreign exchange rate U.S. dollar/NIS for 2020 and 2019, respectively.

(2)	Represents discretionary bonus in connection with the performance and achievements of MICT.

(3)	The fair value recognized for such option awards was determined as of the grant date in accordance with Accounting Standards Codification, or ASC, Topic 718. Assumptions used in the calculations for these amounts are included in Note 14 to the consolidated financial statements for the year ended December 31, 2019 included elsewhere in this Annual Report.

(4)	Includes the following: pay-out of unused vacation days, personal use of company car (including tax gross-up), personal use of company cell phone, contributions to manager’s insurance (retirement and severance components), contributions to advanced study fund, recreational allowance, premiums for disability insurance and contributions to pension plan.

(5)	Effective April 2, 2020, David Lucatz resigned as the President and Chief Executive Officer of MICT, Inc. (the “Company”). on April 2, 2020 the Company and Mr. Lucatz entered into a separation agreement (the “Separation Agreement”), which provides that Mr. Lucatz will receive $25,000 per month for a period of sixteen (16) months. Additionally, Mr. Lucatz is entitled to receive a one-time bonus equal to 0.5% of the cash purchase price paid on the closing date in connection with the transactions described in the Agreement and Plan of Merger (“Merger Agreement”) by and among the Company, MICT Merger Subsidiary Inc., and GFH Intermediate Holdings Ltd. (“GFH”), dated as of November 7, 2019, or any similar transaction. Furthermore, Mr. Lucatz shall retain his options to purchase shares of common stock of the Company with the expiration date of such options extended until the earlier of October 30, 2021 or the expiration of the original term of each such option. Mr. Lucatz continued to serve on the Company’s Board of Directors up until September 27, 2020.

(6)	On September 13, 2020, the board of directors of MICT, Inc appointed Arie Rand as Chief Financial Officer of the Company, effective September 14, 2020. In connection with the move of its headquarters, Arie Rand, the Company’s Chief Financial Officer tendered his resignation on December 31, 2020.

(7)	On September 13, 2020, the board of directors of MICT, Inc appointed Arie Rand as Chief Financial Officer of the Company, effective September 14, 2020. In connection with the move of its headquarters, Arie Rand, the Company’s Chief Financial Officer tendered his resignation on December 31, 2020.

Employment Agreements

None of our employees is subject to a collective bargaining agreement.

Equity Incentive Plans

2012 plan. Our 2012 Stock Incentive Plan (the “2012 Incentive Plan”) was initially adopted by the Board on November 26, 2012 and approved by our stockholders on January 7, 2013 and subsequently amended on September 30, 2014, October 26, 2015 ,November 15, 2017 and November 8, 2018. Under the 2012 Incentive Plan, as amended, up to 5,000,000 shares of our Common Stock , are currently authorized to be issued pursuant to option awards granted thereunder, 3,044,782 shares of which have been issued or have been allocated to be issued as of November 30, 2020 and 1,955,218 shares remain available for future issuance as November 30, 2020. The 2012 Incentive Plan is intended as an incentive to retain directors, officers, employees, consultants and advisors to the Company, persons of training, experience and ability, to attract new employees, directors, consultants and advisors whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company, by granting to such persons options to purchase shares of the Company’s Common Stock (“2012 Options”), shares of the Company’s stock, with or without restrictions, or any other share-based award (“2012 Award(s)”). The Plan is intended as an incentive to retain in the employ of, and as directors, consultants and advisors to MICT, Inc., a Delaware corporation (the “Company”), and its subsidiaries (including any “employing company” under Section 102(a) of the Ordinance (as hereinafter defined) and any “subsidiary” within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the “Code”), collectively, the “Subsidiaries”), persons of training, experience and ability, to attract new employees, directors, consultants and advisors whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries, by granting to such persons either (i) options to purchase shares of the Company’s Stock, (the “Options”), (ii) shares of the Company’s Stock, with or without restrictions, or (iii) any other Stock-based award, granted to a Grantee or an Optionee (as such terms are defined below hereunder) under the Plan and any Stock issued pursuant to the exercise thereof. Stock awards and the grant of Options to purchase shares of Stock, or the issue of each of the above under sub-sections (i) - (iii) shall be referred as the “Award(s).

2014 plan. Our 2014 Stock Incentive Plan (the “2014 Incentive Plan”) was initially adopted by the Board on July 17, 2014 and approved by our stockholders on September 30, 2014 and subsequently amended on November 15, 2017 and November 8, 2018. Under the 2014 Incentive Plan, as amended, up to 600,000 shares of our Common Stock (subject to adjustment in the event of a stock split, stock dividend, recapitalization or other similar events) are currently authorized to be issued pursuant to awards granted thereunder, 523,225 shares of which have been issued or have been allocated to be issued as of November 30, 2020. The 2014 Incentive Plan is intended to provide incentives (a) to the directors, officers and employees of the Company, by providing such directors, officers and employees with opportunities to purchase stock in the Company pursuant to options granted thereunder (“2014 Options”), (b) to directors, officers, employees, consultants and advisors of the Company by providing them with opportunities to receive awards of stock in the Company whether such stock awards are in the form of bonus shares, deferred stock awards, or performance share awards (“2014 Awards”); and (c) to directors, officers, employees, consultants and advisors of the Company by providing them with opportunities to make direct purchases of restricted stock in the Company (“Restricted Stock”).

2020 plan. The 2020 Incentive Plan provides for the issuance of up to 16,000,000 shares of our common stock plus a number of additional shares issued upon the expiration or cancellation of awards under our 2014 Incentive Plan, which was terminated when the 2020 Incentive Plan was approved by our stockholders. Generally, shares of common stock reserved for awards under the 2020 Incentive Plan that lapse or are canceled (other than by exercise) will be added back to the share reserve available for future awards. However, shares of common stock tendered in payment for an award or shares of common stock withheld for taxes are not available again for future awards. In addition, Shares repurchased by the Company with the proceeds of the option exercise price may not be reissued under the 2020 Incentive Plan.

Outstanding Equity Awards

During 2020, 1,000,000 options and 725,000 shares were issued to our directors, officers and employees under our 2012 Incentive Plan. The following table presents the outstanding equity awards held as of December 31, 2020, by our named executive officers:

	Option Awards
	Number of	Number of
	securities	securities
	underlying	underlying
	unexercised	unexercised	Option	Option
	options (#)	options	exercise	expiration
	exercisable	unexercisable	price ($)	date
David Lucatz	250,000	-	4.30	11/11/2024
	250,000	-	1.32	06/06/2028
	300,000	-	1.32	06/06/2028
	300,000		1.41	09/03/2030
Moran Amran	18,000	-	4.30	11/11/2024
	18,000	-	1.32	06/06/2028
	18,000	20,000	1.32	05/02/2029

In addition, Darren Mercer shall be eligible to receive grants of up to 6,000,000 restricted shares of common stock (which shall vest subject to satisfaction of applicable performance conditions) under our 2020 Plan subject to Board approval. Such 6,000,000 restricted shares of common stock are therefore reserved for such purpose.

Director Compensation

The following table provides information regarding compensation earned by, awarded or paid to each person for serving as a director who was not an executive officer during the fiscal year ended December 31, 2020:

Name(1)	Fees Earned or paid in cash ($)(4)	Option Awards ($)(2)(3)	Stock Awards ($)(5)	All Other Compensation ($)	Total ($)
Yehezkel (Chezy) Ofir(2)	$17,000	$13,490	$141,000	-	$171,490
Jeffrey P. Bialos (2) (5)	$17,000	$13,490	$190,750	-	$221,240
John McMillan Scott (4)	$17,000	$128,969	$141,000	-	$286,969

(1)	The fair value recognized for such option awards was determined as of the grant date in accordance with ASC Topic 718. Assumptions used in the calculations for these amounts are included in Note 16 to our consolidated financial statements for the year ended December 31, 2020 included elsewhere in this Annual Report.

(2)	As of December 31, 2020, Professor Yehezkel (Chezy) Ofir, Mr. Jeffrey P. Bialos held options to purchase 335,000 shares, 5,000 of which were granted on April 29, 2013 and 5,000 of which were granted on November 11, 2014, each exercisable at an exercise price of $4.30 per share. Such options vested within three years following the date of grant. In addition, options to purchase 10,000 shares were granted to each director listed above on June 6, 2018 at an exercise price of $1.32 per share and options to purchase 15,000 shares were granted to each director listed above on August 13, 2018 at an exercise price of $1.4776 per share. And options to purchase 300,000 shares were granted to each director above on March 9, 2020 at an exercise price of $1.41 per share. All of the options have vested.

(3)	For the year ended December 31, 2020, we paid an aggregate amount of $51,000 to our directors as compensation for serving on our board of directors. Independent directors received $12,000 plus applicable taxes for the year of service as a director of the Company. Independent directors receive $200 (or $100 if the director participates via telephone or video conference) for each meeting in excess of three meetings in any month. And $5,000 were granted to each Director as bonus for 2020.

(4)	As of December 31, 2020, Mr. John McMillan Scott held options to purchase 100,000 shares, the options to purchase 100,000 shares were granted to him on July 7, 2020 at an exercise price of $1.41 per share .All of the options have vested.

(5)	On December 21, 2020, we issued to Jeffrey P. Bialos, a director of MICT, 25,000 restricted shares as consideration for certain special efforts and services performed by Mr. Bialos in connection with negotiations for the Merger Agreement and the transactions.

Other than as described above, we have no present formal plan for compensating our directors for their service in their capacity as directors. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. The board of directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director. Other than indicated above, no director received and/or accrued any compensation for his or her services as a director, including committee participation and/or special assignments during 2020.

Director Independence

Nasdaq listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that Professor Ofir and Messrs. Benton, and Scott are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of November 5, 2021 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock, by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

●	each of our executive officers and directors that beneficially owns shares of our common stock; and

●	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned (1)
5% Stockholders
Global Fintech Holding LTD (2)	23,798,447	12.22%
Anson Investments Master Fund LP. (3)	10,151,914	5.21%
Alto Opportunity Master Fund, SPC - Segregated Master Portfolio B (4)	13,535,884	6.95%
Altium Growth Fund, LP. (5)	17,135,884	8.80%
Hudson Bay Master Fund Ltd. (6)	13,535,884	6.95%
D.L. Capital Ltd. (7)	1,634,200	0.83%

Directors and Named Executive Officers
David Lucatz (7)(8)	1,914,200	0.98%
Moran Amran (9)	180,500	0.09%
Yehezkel (Chezy) Ofir (10)	475,000	0.24%
Jeffrey P. Bialos (11)	545,000	0.28%
Darren Mercer (14)	6,000,000	3.08%
John McMillan Scott (12)	280,000	0.14%
Robert John Benton (13)	40,000	0.02%
Robert John Benton
Directors and executive officers as a group (7 persons) (15)	9,434,700	1.64%

*	Less than one percent

(1)	Applicable percentage ownership is based on 194,793,763 shares of common stock outstanding as of November 5, 2021, together with securities exercisable or convertible into shares of common stock within 60 days of November 5, 2021 for each stockholder. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock that are currently exercisable or exercisable within 60 days of November 5, 2021 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)	Includes 21,980,266 shares of the Preferred Stock owned by Global Fintech Holding LTD and the Preferred Warrants to purchase up to 1,818,181 shares of common stock.

(3)	Includes 4,474,031 shares of the Preferred Stock owned by Armistice Capital Master Fund Ltd and the Preferred Warrants to purchase up to 5,677,883 shares of common stock.

(4)	Includes 5,965,374 shares of the Preferred Stock owned by Alto Opportunity Master Fund, SPC - Segregated Master Portfolio B and the Preferred Warrants to purchase up to 7,570,510 shares of common stock.
(5)	Includes 7,965,374 shares of the Preferred Stock owned by CVI Investments, Inc and the Preferred Warrants to purchase up to 9,170,510 shares of common stock.

(6)	Includes 5,965,374 shares of the Preferred Stock owned by Hudson Bay Master Fund Ltd and the Preferred Warrants to purchase up to 7,570,510 shares of common stock.

(7)	Mr. Lucatz, by virtue of being the controlling shareholder of DLC as well as the Chief Executive Officer and Chairman of the board of directors of DLC, may be deemed to beneficially own the 1,634,200 shares of our common stock held by DLC.

(8)	Includes 280,000 shares of common stock issuable upon the exercise of stock options owned by Mr. Lucatz.

(9)	Includes 17,500 shares of common stock and 163,000 shares of common stock issuable upon the exercise of stock options owned by Mrs. Amran.

(10)	Includes 125,000 shares of common stock and 350,000 shares of common stock issuable upon the exercise of stock options owned by Mr. Ofir.

(11)	Includes 210,000 shares of common stock and 335,000 shares of common stock issuable upon the exercise of stock options owned by Mr. Bialos.

(12)	Includes 100,000 shares of common stock and 180,000 shares of common stock issuable upon the exercise of stock options owned by Mr. Scott.

(13)	Includes 40,000 shares of common stock issuable upon the exercise of stock options owned by Mr. Benton.

(14)	Includes 6,000,000 shares of common stock owned by Mr. Mercer.

(15)	Includes 1,348,000 shares of common stock issuable upon the exercise of stock options beneficially owned by the referenced persons.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Darren Mercer, our Chief Executive Officer and a director, presently owns, with certain family members and related parties, approximately one third of the issued and outstanding shares of GFH; and is the sole officer and one of three directors of GFH. In addition, prior to the closing the transactions contemplated by the Agreement and Plan of Merger, entered into on November 7, 2019 and amended and restated on April 15, 2020 by and among MICT, GFH Intermediate Holdings Ltd., a British Virgin Islands company (“Intermediate”), MICT Merger Subsidiary Inc., a British Virgin Islands company and a wholly-owned subsidiary of MICT (“Merger Sub”) and GHF as the sole shareholder of Intermediate, pursuant to which the Merger Sub merged with and into Intermediate, with Intermediate continuing as the surviving entity, as a result of which GFH became a wholly owned subsidiary of MICT (the “Merger”), Mr. Mercer was the sole officer and director of Intermediate. Also, On September 10, 2020, the Company and GFH, the holder of 1,818,181 the Company’s Series B Convertible Preferred Stock, with a par value of $0.001 per share , converted an aggregate of 1,818,181 shares of the Series B Preferred, on a 1-for-1 basis, for an aggregate of 1,818,181 shares of the Company’s common stock, par value $0.001 per share.

MICT’s policy is to enter into transactions with related parties on terms that are on the whole no less favorable to it than those that would be available from unaffiliated parties at arm’s length. Based on its experience in the business sectors in which it operates and the terms of the transactions with unaffiliated third parties, MICT believes that all of the transactions described below met this policy standard at the time they occurred.

Other than as described below, there have not been, nor are there any currently proposed, transactions or series of similar transactions to which we have been or will be a party other than compensation arrangements, which are described where required under the “Directors, Executive Officers, Executive Compensation and Corporate Governance of MICT” section of this proxy statement.

Effective April 2, 2020, David Lucatz resigned as the President and Chief Executive Officer of MICT, Inc. (the “Company”). Mr. Lucatz will continue to serve on the Company’s Board of Directors. Mr. Lucatz’s resignation was not a result of a disagreement with the Company on any matters related to its operations, policies or practices. In connection with his resignation, on April 2, 2020 the Company and Mr. Lucatz entered into a separation agreement (the “Separation Agreement”), which provides that Mr. Lucatz will receive $25,000 per month for a period of sixteen (16) months. Additionally, Mr. Lucatz is entitled to receive a one-time bonus equal to 0.5% of the cash purchase price paid on the closing date in connection with the transactions described in the Agreement and Plan of Merger (“Merger Agreement”) by and among the Company, MICT Merger Subsidiary Inc., and GFH Intermediate Holdings Ltd. (“GFH”), dated as of November 7, 2019, or any similar transaction. Furthermore, Mr. Lucatz shall retain his options to purchase shares of common stock of the Company with the expiration date of such options extended until the earlier of October 30, 2021 or the expiration of the original term of each such option.

MICT had previously issued to Jeffrey Bialos and Yehezkel (Chezy) Ofir, each a member of the MICT Board, David Lucatz, MICT’s former President and Chief Executive Officer and a member of the MICT Board, and former director Miki Balin, 300,000 options to purchase common stock of MICT (1,200,000 options in the aggregate), with an exercise price of $1.41, which vested upon the consummation of the Merger. Additionally, on July 1, 2020, John Scott, a member of the MICT Board was granted options to purchase 100,000 shares of common stock. Such options vested upon the Closing. Additionally, on July 1, 2020, non-executive directors Jeffrey Bialos, Chezy Ofir and John Scott each received an aggregate of 100,000 restricted shares of the Company’s common stock, 50,000 of which vested on the grant date, and 50,000 of which vested on December 21, 2020.

Pursuant to a severance agreement entered into by and between the Company and Mr. Lucatz on April 2, 2020, Mr. Lucatz was entitled to receive a one-time bonus equal to 0.5% of the purchase price paid upon Closing in connection with the transactions contemplated by the Merger Agreement. Mr. Lucatz agreed, directly or through his affiliates to receive this payment in shares of the Company’s common stock, and on July 1, 2020, Mr. Lucatz was granted 400,000 shares of the Company’s common stock. Furthermore, Mr. Lucatz shall retain his options to purchase shares of common stock of the Company with the expiration date of such options extended until the earlier of October 30, 2021 or the expiration of the original term of each such option.

In addition, Mr. Lucatz has certain holdings through his affiliates which constitute approximately 2.38% of MICT’s outstanding common stock, not including options and restricted stock set forth above (and 2.06% on a fully diluted basis, including the issuances described herein). Upon Mr. Lucatz’s resignation as Chief Executive Officer, the right and obligations under the Consulting Agreement entered into by and between MICT, Enertec, Coolisys, DPW Holdings, Inc. and Mr. Lucatz, pursuant to which MICT, via Mr. Lucatz, agreed to provide Enertec with certain consulting and transitional services over a three-year period in exchange for an annual consulting fee of $150,000 plus certain issuances of restricted stock, was assigned to Mr. Lucatz, including the DPW Equity. In the event of a change of control in the Company, or if Mr. Lucatz shall not longer be employed by us, the rights and obligations under the Consulting Agreement shall be assigned to Mr. Lucatz along with the DPW Equity.

On June 4, 2019, the Company entered into a note purchase agreement with BNN, a greater than 5% shareholder of MICT, which is affiliated with Darren Mercer, one of MICT’s directors, pursuant to which BNN agreed to purchase from the Company $2 million of BNN Convertible Notes, which subscription amount was subject to increase by up to an additional $1 million as determined by BNN and the Company. The BNN Convertible Notes, which were initially convertible into 1,818,182 shares of Common Stock (using the applicable conversion ratio of $1.10 per share), were accompanied by the Note Warrants to purchase 1,818,181 shares of Common Stock (representing 100% of the aggregate number of shares of Common Stock into which the BNN Convertible Notes were convertible). The BNN Convertible Notes have since been converted into the Series B Preferred Shares, the Series B Preferred Shares and the Note Warrants were transferred to GFH, of which Mr. Mercer serves as the Chief Executive Officer and one of three directors, and the Series B Preferred Shares have been converted into 1,818,181 shares of common stock.

Of the 16,000,000 new shares of our common stock that will be reserved for issuance under the EIP pursuant to the 2020 Incentive Plan, 13,000,000 of such shares shall be reserved for awards to incentivize certain Company insiders to meet critical commercial milestones (collectively, the “Long Term Incentive Plan”, or the “LTIP”). Examples of such milestones include: negotiation and entrance by MICT into certain material agreements in the recycled metal industry, negotiation and entrance by MICT into certain material agreements in the oil and gas industry, negotiation and entrance by Micronet into certain transformative agreements or other arrangements, certain significant acquisitions of other businesses, and stock price and overall performance of the Company. Individuals contemplated to receive awards under the LTIP include Darren Mercer, the Chief Executive Officer, and certain individuals associated with Intermediate before the completion of the Merger and who are now employed by or consultants of the Company. Awards granted under the LTIP shall be subject to the satisfaction of certain performance vesting conditions.

It is currently contemplated that, subject to Board approval, Darren Mercer shall be eligible to receive grants of up to 6,000,000 restricted shares of common stock (which shall vest subject to satisfaction of applicable performance conditions), and certain individuals associated with Intermediate before the completion of the Merger and who are now employed by or consultants of the Company shall be eligible to receive grants of up to 7,000,000 restricted shares of common stock (which shall vest subject to satisfaction of applicable performance conditions).

Except as described above, no director, executive officer, principal stockholder holding at least 5% of Common Stock, or any family member thereof, had or will have any material interest, direct or indirect, in any transaction, or proposed transaction, during 2019, 2018 or 2017 in which the amount involved in the transaction exceeded or exceeds $120,000 or one percent of the average of the total assets of MICT at the year-end for the last two completed fiscal years.

PROPOSAL ONE — ELECTION OF DIRECTORS

Our bylaws provide for a Board of Directors whose terms of office expire each year at the time of the annual meeting of stockholders. Our Board of Directors now consists of four directors as set forth above in the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”.

Professor Ofir and Messrs. Mercer, Benton and Scott, are nominated for election at this Annual Meeting of stockholders, as directors, to hold office until the annual meeting of stockholders in 2022, or until their successors are chosen and qualified.

Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted for the election of each director nominee unless any such nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by the Board of Directors. We have no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve.

Nominee Biography

For a biography of each director nominee, please see the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”.

Required Vote

Directors are elected by a plurality of the votes cast at the Annual Meeting by the stockholders present virtually or represented by proxy and entitled to vote in the election of directors. The two nominees receiving the highest number of affirmative votes shall be elected as directors. You may withhold votes from a director nominee. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum of the holders of common stock is present.

Recommendation

Our Board of Directors recommends a vote “FOR” the election to the Board of Directors of each of the abovementioned nominees.

PROPOSAL TWO — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

We are asking the stockholders to ratify the audit committee’s selection of Friedman as our independent registered public accounting firm for the fiscal year ending December 31, 2021. The audit committee is directly responsible for appointing the Company’s independent registered public accounting firm. The audit committee is not bound by the outcome of this vote. However, if the stockholders do not ratify the selection of Friedman as our independent registered public accounting firm for the fiscal year ending December 31, 2021, our audit committee may reconsider the selection of Friedman as our independent registered public accounting firm.

Friedman will audit our financial statements for the fiscal year ended December 31, 2021. A representative of Friedman is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he desires to do so and will be available to answer appropriate questions from stockholders. The following is a summary of fees paid to BDO Ziv Haft, our previous independent registered public accounting firm, for services rendered.

Audit Fees. During the year ended December 31, 2020, fees for our independent registered public accounting firm for audit services, review of our quarterly financial results submitted on Form 10-Q, and performance of local statutory audits, were approximately $182,960, and during the year ended December 31, 2019, such fees were $82,500.

Audit-Related Fees. During the year ended December 31, 2020 fees for our independent registered public accounting firm for its audit related fees was approximately $98,870. During the year ended December 31, 2019, our independent registered public accounting firm did not render assurance and related services related to the performance of the audit or review of financial statements.

Tax Fees. During the year ended December 31, 2020 fees for our independent registered public accounting firm for its tax related fees was approximately $11,966. During the year ended December 31, 2019 and December 31, 2018, our independent registered public accounting firm did not render services to us for tax compliance, tax advice and tax planning.

Audit Committee Pre-Approval Policies and Procedures

Currently, the audit committee acts with respect to audit policy, choice of auditors, and approval of out of the ordinary financial transactions. The audit committee pre-approves all services provided by our independent registered public accounting firm. All of the above services and fees were reviewed and approved by the audit committee before the services were rendered.

Our audit committee has determined that the services provided by Friedman are compatible with maintaining the independence of Friedman as our independent registered public accounting firm.

Vote Required

The ratification of the appointment of Friedman requires the vote of a majority of the votes cast by stockholders present virtually or represented by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have no effect on this proposal, assuming that a quorum is present.

Recommendation

Our Board of Directors recommends a vote “FOR” the ratification of the selection by the Audit Committee of Friedman as our independent registered public accounting firm.

PROPOSAL THREE — TO APPROVE AN AMENDMENT TO THE 2020 EQUITY INCENTIVE PLAN OF MICT (THE “2020 PLAN”) TO INCREASE THE TOTAL NUMBER OF SHARES OF COMMON STOCK AUTHORIZED TO BE ISSUED FROM 16,000,000 TO 20,000,000;

The 2020 Plan provides for the issuance of up to 16,000,000 shares of our common stock plus a number of additional shares issued upon the expiration or cancellation of awards under our 2014 Incentive Plan, which was terminated when the 2020 Plan was approved by our stockholders.

We are seeking stockholder approval of the amendment to increase the number of shares issuable pursuant to the 2020 Plan from 16,000,000 to 20,000,000. In determining the amount of the increase contemplated by the proposed amendment to the 2020 Plan, the Board has taken into consideration the desire to continue to retain the flexibility to issue awards that represent a reasonable percentage of our common stock issuable to plan participants when desired by the Board. As of the Record Date, there were approximately 122,435,576 shares of our Common Stock outstanding. Assuming the approval of this increase, the total number of shares of our Common Stock available for issuance under the 2020 Plan will be 20,000,000 which represents approximately [   ] percent of our common stock as calculated on a fully-diluted basis as of the Record Date.

The purpose of this increase is to continue to be able to attract, retain and motivate executive officers and other employees and certain consultants. Upon stockholder approval, an additional 2,500,000 shares of common stock will be reserved for issuance under the 2020 Plan, which will enable us to continue to grant equity awards to our officers, employees and consultants at levels determined by the Board to be necessary to attract, retain and motivate the individuals who will be critical to our Company’s success in achieving its business objectives and thereby creating greater value for all our stockholders.

Furthermore, we believe that equity compensation aligns the interests of our management and other employees with the interests of our other stockholders. Equity awards are a key component of our incentive compensation program. We believe that option grants have been critical in attracting and retaining talented employees and officers, aligning their interests with those of stockholders, and focusing key employees on the long-term growth of our Company. We anticipate that option grants and other forms of equity awards such as restricted stock awards may become an increasing component in similarly motivating our consultants.

Vote Required

The approval of the amendment to the 2020 Plan to increase the total number of shares of common stock authorized to be issued from 16,000,000 to 20,000,000 requires the vote of a majority of the votes cast by stockholders present virtually or represented by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have no effect on this proposal, assuming that a quorum is present.

Recommendation

Our Board of Directors recommends a vote “FOR” the 2020 Equity Incentive Plan authorized share increase.

PROPOSAL FOUR — TO APPROVE AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE IT’S AUTHORIZED SHARES OF COMMPN STOCK FROM 250,000,000 TO 425,000,000.

The Board believes it is in the best interest of the Company to increase the number of authorized shares of Common Stock in order to give the Company greater flexibility in considering and planning for future potential business needs. The text of the proposed amendment to the Amended and Restated Certificate of Incorporation, as amended is attached hereto as Annex A.

The additional shares of Common Stock will be available for issuance by the Board for various corporate purposes, including but not limited to raising capital, providing equity incentives to employees, officers or directors, effecting stock dividends, establishing strategic relationships with other companies and expanding our business through the acquisition of other businesses or products. The additional authorized shares would be available for issuance at the discretion of the Board and without further stockholder approval, except as may be required by law or the rules of the Company’s then-listing market or exchange.  As of the date of this proxy statement, the Company does not have any plan or arrangement to issue any shares of Common Stock, including through a financing transaction, if this proposal is approved.

The additional shares of Common Stock to be authorized by adoption of the Amendment would have rights identical to the currently issued and outstanding shares of Common Stock of the Company. Adoption of the Amendment would not affect the rights of existing holders of Common Stock and would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders. Like existing holders, holders of shares of Common Stock issued following adoption of the proposed Amendment would not be entitled to pre-emptive rights with respect to any future issuances of Common Stock. Any issuance of shares other than in connection with a stock split or combination would reduce the proportionate ownership interest in the Company that each holder had immediately prior to the issuance and, depending on the price at which such shares are issued, could have a negative effect on the market price of the Common Stock.

OTHER MATTERS

Submission of Stockholder Proposals for the 2021 Annual Meeting

We anticipate that the 2021 annual meeting of stockholders will be held no later than December 31, 2021. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2021 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices at 28 West Grand Avenue, Suite 3, Montvale, New Jersey 07645 no later than November [ ], 2021.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so received not earlier than the close of business on the 120th day before the meeting and not later than the later of  (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for our 2021 Annual Meeting, assuming the meeting is held on or about December 21, 2022, notice of a nomination or proposal must be delivered to us no later than November 2, 2022 and no earlier than August 3, 2022. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Board of Directors may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

Householding Information

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

●	If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at 28 West Grand Avenue, Suite 3, Montvale, New Jersey 07645, to inform us of his or her request; or

●	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file annual and quarterly reports and other reports and information with the Securities and Exchange Commission. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the Securities and Exchange Commission’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the Securities and Exchange Commission.

Any requests for copies of information, reports or other filings with the Securities and Exchange Commission should be directed to MICT, Inc., 28 West Grand Avenue, Suite 3, Montvale, New Jersey 07645, Attn: Secretary.

MICT, INC.
28 West Grand Avenue, Suite 3
Montvale, New Jersey 07645
December 21, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MICT, INC.

The undersigned hereby appoints Darren Mercer proxy and attorneys-in-fact, with the power of substitution and revocation, and hereby authorizes each to represent and vote, as designated below, all the shares of common stock of MICT, Inc. (the “Company”) held of record by the undersigned at the close of business on November [ ], 2021 at the Annual Meeting of Stockholders to be held virtually on December 21, 2021, at 11 a.m., New York Time, or any adjournment or postponement thereof  (the “Meeting”) and authorizes and instructs said proxies to vote in the manner directed below.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ALL THE DIRECTOR NOMINEES, “FOR” PROPOSAL TWO, AND “FOR” THE 2020 EQUITY INCENTIVE PLAN AUTHORIZED SHARE INCREASE. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING.

(Continued, and to be marked, dated and signed, on the other side)

MICT, INC.

This Proxy Statement and the 2020 Annual Report on Form 10-K are available at:
www.proxyvote.com

MICT, INC.

Vote Your Proxy by mail:   Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

Please mark your votes like this	☐

PROXY

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES, “FOR” PROPOSAL TWO, “FOR” THE 2020 EQUITY INCENTIVE PLAN AUTHORIZED SHARE INCREASE AND “FOR” THE INCREASE IN AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK.

1. To elect three Directors to serve on the Company’s Board of Directors until the 2022 annual meeting of stockholders or until their successors are elected and qualified.

Election of Directors: Darren Mercer, Robert Benton, John M. Scott, and Yehezkel (Chezy) Ofir

For All ☐	Withhold All ☐	For All Except* ☐

*

Instruction: To withhold authority to vote for any individual nominee, mark the “For all Except” box above and write that nominee’s name on the line provided below.       ___________________

2. Ratification of the selection by the audit committee of Friedman to serve as our independent registered public accounting firm for the year ending December 31, 2021.

For ☐	Against ☐	Abstain ☐

3. To approve an amendment to the 2020 Equity Incentive Plan to increase the number of shares of common stock authorized to be issued pursuant to the 2020 Plan from 16,000,000 to 20,000,000.

For ☐	Against ☐	Abstain ☐

4. To approve an amendment to the Company’s Certificate of Incorporation to increase the authorized shares of the Company’s common stock from 250,000,000 to 425,000,000.

For ☐	Against ☐	Abstain ☐

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

COMPANY ID:
PROXY NUMBER:
ACCOUNT NUMBER:

Signature	Signature	Date , 2021

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.

ANNEX A

CERTIFICATE OF AMENDMENT TO THE

CERTIFICATE OF INCORPORATION

OF MICT, INC.

The undersigned, for the purposes of amending the Amended and Restated Certificate of Incorporation, (the “Amended and Restated Certificate of Incorporation”) of Guided Therapeutics, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:

FIRST: That at a meeting of the Board of Directors of the Corporation, resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of the Corporation, declaring said amendments to be advisable and calling a meeting of the stockholders of the Corporations for consideration thereof. The resolutions setting forth the proposed amendments is as follows:

RESOLVED, that the Certificate of Incorporation, as amended, of the Corporation be amended by changing the first paragraph of the Article thereof numbered “Article IV,” as follows:

“The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is [ ] of which 425,000,000 million shares shall be common stock, of the par value of $0.001 per share and 15,000,000 shares shall be Preferred Stock of the par value of $0.001 per share of which up to 3,181,818 shares shall be Series A Convertible Preferred Stock and up to 1.818,182 shall be Series B Convertible Preferred Stock. The rights, preferences and limitations of the Series A Convertible Preferred Stock and Series B Convertible Preferred Stock are set forth on Exhibit A and B annexed hereto, respectively and incorporated by reference herein.”

SECOND: The holders of a majority of the issued and outstanding voting stock of the Corporation have voted in favor of said amendment at a duly convened meeting of the stockholders of the Corporation.

THIRD: The aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Certificate of Incorporation of the Corporation to be duly executed by the undersigned this day of ________, 2021.

MICT, INC.

By:
	Name:	Darren Mercer
	Title:	President and Chief Executive Officer